EXHIBIT 32

                                CERTIFICATION OF
                           CHIEF EXECUTIVE OFFICER AND
                             CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



I, J. Graham Douglas, Chief Financial Officer and Chief Executive Officer of ICOWORKS INC. (the "Company"), hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     (i) the Quarterly Report on Form 10-QSB of the Company, for the fiscal quarter ended March31, 2004, and to which this certification is attached as Exhibit 32.1 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                       By:     /s/  J.  Graham  Douglas
                                               ------------------------------
                                       Name:   J.  Graham  Douglas
                                       Title:  Chief  Executive  Officer
                                               and  Chief  Financial  Officer

                                       Date:   June  22,  2004


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